Income Taxes	9 Months Ended		12 Months Ended
	Sep. 30, 2025	Sep. 30, 2024	Dec. 31, 2024	Dec. 31, 2023
Income Taxes

Note 11. Income Taxes

In accordance with ASC 270, Interim Reporting, and ASC 740, Income Taxes, the Company is required at the end of each interim period to determine the best estimate of its annual effective tax rate and then apply that rate in providing for income taxes on a current year-to-date (interim period) basis. The Company recorded an income tax benefit of $1.1 million for the three and nine months ended September 30, 2025 in connection with the impairment loss on one of the Company’s IPR&D assets. For the three and nine months ended September 30, 2024, the Company recorded no tax expense or benefit due to the expected current year loss and its historical losses. The Company has not recorded its net deferred tax asset as of either September 30, 2025 or December 31, 2024 because it maintained a full valuation allowance against all deferred tax assets as of these dates as management has determined that it is not more likely than not that the Company will realize these future tax benefits. As of September 30, 2025 and December 31, 2024, the Company had no uncertain tax positions.

Note 11. Income Taxes

The components of net loss before income tax are as follows:

	Year Ended December 31,
(In thousands)	2024	2023
Domestic (UK)	$(19,424)	$(10,267)
Foreign	(367)	259
Net loss before income tax	$(19,791)	$(10,008)

The components of income tax expense are as follows:

Year Ended December 31,
	2024	2023
Current income taxes
Domestic (UK)	$—	$—
U.S.	—	—
Foreign	—	—
Deferred income taxes
Domestic (UK)	—	—
U.S.	—	—
Foreign	—	—
Income tax expense	$—	$—

Deferred tax assets and liabilities reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities were as follows:

	December 31,
(In thousands)	2024	2023
Deferred tax assets:
Net operating loss carryforwards	$56,704	$42,978
Accrued expenses	700	445
Capitalized research and development	1,023	440
Stock-based compensation	809	480
Intangibles	863	780
Tax credits	331	—
Other	6	18
Total gross deferred tax assets	60,436	45,141
Valuation allowance	(60,340)	(42,242)
Deferred tax assets, net of valuation allowance	$96	$2,899
Deferred tax liabilities:
In-process research and development	$(8,040)	$—
Revaluation of warrant liabilities	—	(2,895)
Other	(96)	(4)
Total deferred tax liabilities	(8,136)	(2,899)
Net deferred tax liabilities	$(8,040)	$—

During the years ended December 31, 2024 and 2023, the Company’s valuation allowance increased by $18.1 million and $7.6 million, respectively, primarily as a result of its U.S. operating loss, increases in accrued expenses and capitalized research and development costs.

In connection with the Company’s acquired IPR&D assets, it recognized a deferred tax liability of $8.0 million because the Company does not have sufficient indefinite-lived deferred tax assets to fully offset the indefinite-lived deferred tax liability. Management currently believes that since the Company has a history of losses, it is more likely than not that the deferred tax assets relating to the loss carryforwards and other temporary differences will not be realized in the foreseeable future. Therefore, the Company maintains a full valuation allowance against its net deferred tax assets as of December 31, 2024 and 2023.

The United Kingdom’s Finance Act 2021, which was enacted on June 10, 2021, maintained the corporate income tax rate at 19% up until the tax year commencing April 1, 2023, at which point the rate rose to 25%. As of December 31, 2024, the Company used a 25% and 21% tax rate in respect of the measurement of deferred taxes existing in the U.K. and the U.S., respectively, which reflects the currently enacted tax rates and the anticipated timing of the reversing of the deferred tax balances.

The following is a reconciliation of income tax expense computed at the UK statutory rate (2024: 25.0%, 2023: 23.5% (pro-rated)) compared to the Company’s income tax expense as reported in its consolidated statements of operations and comprehensive loss:

	Year Ended December 31,
(In thousands)	2024	2023
Net loss before income tax	$(19,791)	$(10,008)
Statutory income tax rate	25.00%	23.50%
Expected income tax benefit	(4,948)	(2,352)
Impact on income tax expense/(benefit)
Change in valuation allowance	7,434	7,617
Permanent differences	1	4
U.S. state income taxes, net of FBOS	949	1,394
Tax rate difference in foreign jurisdictions	(1,295)	(974)
Change in stock-based compensation	685	123
Change in operating losses	—	(94)
Change of tax rate from prior year	—	(6,635)
Sec. 382 limitation	1,035	—
Deferred tax adjustments	(4,158)	760
Non-deductible transaction costs	818	157
Revaluation of warrant liabilities	(521)	—
Income tax expense	$—	$—

As of December 31, 2024 and 2023, there were no known domestic or foreign uncertain tax positions and the Company has not identified any tax positions for which it is reasonably possible that a significant change will occur during the next 12 months. The Company’s position is to record penalties and interest on any uncertain tax position, if any, to general and administrative expense in the consolidated statements of operations.

As of December 31, 2024, the Company had cumulative U.K., U.S. federal, various U.S. state, Switzerland, and South Korea net operating loss carryforwards (“NOLs”) of approximately $145.7 million, $38.1 million, $71.8 million, less than $0.3 million, and $87.0 million, respectively, available to reduce U.K., U.S. federal, U.S. state, Switzerland, and South Korea taxable income, respectively. The U.K. NOLs do not expire. Of the $38.1 million of U.S. federal NOLs, $37.1 million have an unlimited carryforward and the remaining NOLs are subject to expiration through 2037. Of the $71.8 million of U.S. state NOLs, less than $0.3 million have an unlimited carryforward and the remaining NOLs are subject to expiration through 2044. The South Korea NOLs are subject to expiration through 2039.

In general, an ownership change, as defined by Section 382 of the Internal Revenue Code (“Section 382”), results from transactions increasing the ownership of certain shareholders or public groups in the stock of a corporation by more than 50% over a three-year period. Since inception, the Company has raised capital through the issuance of capital stock on multiple occasions. These financings could result in a change of control as defined by Section 382. In the fourth quarter of 2024, the Company conducted a study to assess whether a change of control occurred. The Company concluded that it had experienced a change of control, as defined by Section 382, and utilization of certain net operating loss carryforwards would be limited under Section 382. The Company determined that the limitation would result in approximately $4.9 million of net operating loss carryforwards to expire unused, which is reflected in the Company’s consolidated financial statements. In addition, the merger of the Company with Peak Bio also resulted in approximately $6.4 million of Peak Bio net operating loss carryforwards to expire unused.

Research and development credits

The Company conducts extensive research and development activities and may benefit from the U.K. research and development tax relief regime, whereby the Company can receive an enhanced U.K. tax deduction on its research and development activities. Qualifying expenditures comprise of chemistry and manufacturing consumables, employment costs for research staff, clinical trials management, and other subcontracted research expenditures.

When the Company is loss-making for a period, it can elect to surrender taxable losses for a refundable tax credit. The losses available to surrender are equal to the lower of the sum of the research and development qualifying expenditure and enhanced tax deduction and the Company’s taxable losses for the period with the tax credit for December 31, 2024 available at a rate of 14.5%. The credit therefore gives a cash flow advantage to the Company at a lower rate than would be available if the enhanced losses were carried forward and relieved against future taxable profits.

The Company accounts for research and development tax credits at the time its realization becomes probable (Note 2). Due to the uncertainty of the approval of these tax credit claims and the potential that an election for a tax credit in the form of cash is not made, the Company did not record a receivable for the 2024 tax year as of December 31, 2024.

Peak Bio, Inc. [Member]
Income Taxes

13. Income Taxes

The Company did not provide for any income taxes for the three and nine months ended September 30, 2024 and 2023. The Company has evaluated the positive and negative evidence bearing upon its ability to realize the deferred tax assets. Management has considered the Company’s history of cumulative net losses incurred since inception and its lack of commercialization of any products or generation of any revenue from product sales since inception and has concluded that it is not more likely than not that the Company will realize the benefits of the deferred tax assets. Accordingly, a full valuation allowance has been established against the deferred tax assets as of September 30, 2024 and December 31, 2023. Company recognized tax expense of $0 for the three and nine months ended September 30, 2024 and 2023.

14. Income Taxes

The components of (loss) income before income taxes are as follows:

	Year Ended December 31,
	2023	2022
Domestic	(12,614,259)	(10,222,781)
Foreign	(211,658)	(2,939,936)
Total	(12,825,917)	(13,162,717)

	Year Ended December 31,
Components of Tax Expense	2023	2022
Current — Federal		$3,000
Current — State		(42,000)
Total current	—	(39,000)
Deferred — Federal	$(2,701,000)	$(1,984,000)
Deferred — State	(1,061,000)	(639,000)
Deferred — Foreign	16,297,000	(1,603,000)
Change in Valuation Allowance	(12,535,000)	4,191,000
Total deferred	—	(35,000)
(Benefit from) provision for income taxes	$—	$(74,000)
Effective income tax rate	—%	0.56%

The effective tax rate of the Company’s provision (benefit) for income taxes differs from the federal statutory rate for the years ended December 31, 2023 and 2022 as follows:

	Year Ended December 31,
	2023	2022
Tax computed at federal statutory rate	21.00%	21.00%
State Tax Provision/(Benefit) net of federal benefit	7.84%	4.86%
Earnings in jurisdictions taxed at rates different from the statutory U.S. federal tax rate	(0.39)%	0.36%
Permanent difference related to change in fair value of derivatives	1.37%	(1.91)%
Permanent difference related to change in fair value of convertible notes	3.44%	—%
Permanent difference related to interest expense on convertible notes	(4.40)%	—%
Return to Provision	1.17%	8.83%
Change in valuation allowance	97.73%	(31.84)%
Warrants issued on conversion	—%	(0.74)%
Reduction in Foreign Jurisdiction Tax Rate	(127.76)%	—%
Income Tax Provision/(Benefit)	—%	0.56%

The effective income tax rate is based upon the income for the year, the composition of the income in Korea, and adjustments, if any, for the potential tax consequences, benefits or resolutions of audits or other tax contingencies. Our effective tax rate for the fiscal year 2023 differed from the U.S. Federal statutory rate of 21.0% primarily due to our composition of Korean earnings, the decrease in Korean tax benefits due to the company’s reasonable expectation that any future benefits would be realized at the lowest Korean corporate tax rate, the company’s permanent differences arising from changes in fair value of derivatives, convertible notes and accretion interest expense recognized on convertible note and the change in the valuation allowance. Our effective tax rate for the fiscal year 2022 differed from the U.S. Federal statutory rate of 21.0% primarily due to our composition of Korean earnings and change in valuation allowance.

Deferred income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and (b) operating losses and tax credit carryforwards. Significant components of deferred tax assets (liabilities) at December 31, 2023 and 2022 are as follows:

	December 31,
	2023	2022
Deferred tax assets
Federal Net Operating Loss	2,241,000	964,000
State Net Operating Loss	839,000	297,000
Foreign Net Operating Loss	8,886,000	24,965,000
Foreign Tax Credits	375,000	379,000
Foreign Accruals	421,000	936,000
Accruals	1,100,000	615,000
Capitalized Start up Costs	238,000	209,000
Capitalized Section 174 R&D	725,000	437,000
Right of Use Operating Lease ASC 842	1,242,000	1,183,000
Total deferred tax assets	16,067,000	29,985,000
Deferred tax liabilities
Right of Use Operating Lease ASC 842	—	(1,030,000)
Depreciation	(37,000)	(88,000)
Total deferred tax liabilities	(37,000)	(1,118,000)
Total net deferred tax assets	16,030,000	28,867,000
Less: valuation allowance	(16,030,000)	(28,867,000)
Net deferred tax assets	—	—

Deferred income taxes reflect future tax effects of temporary differences between the tax and financial reporting basis of the Corporation’s assets and liabilities measured using enacted tax laws and statutory tax rates applicable to the periods when the temporary differences will affect taxable income. When necessary, deferred tax assets are reduced by a valuation allowance, if based on the weight of available positive and negative evidence, it is more likely than not that some portion or all the deferred tax assets will not be realized. As of December 31, 2023 and 2022, the Company has $16.0 million and $28.9 million, respectively, in valuation allowance against its deferred tax assets.

The Company decreased its valuation allowance by $300,000 due to currency fluctuations on foreign net operating losses. In addition, the company determined, that based on current and forecasted earnings of the Korean entity, the future tax benefits of the Korean deferred tax assets would be realized at the lower corporate tax rate of 9%. Therefore, there was a decrease of $16.4 million to the Korean deferred tax asset and valuation allowance. The overall impact to the valuation allowance for the year was a net decrease of $12.8 million.

At December 31, 2023, the Company has U.S net operating losses (“NOL”) carryforwards of $10.7 million, with an indefinite carryforward, state NOL carryforwards of $10.5 million which will expire at various dates beginning 2042 and Korean NOL carryforwards of $99 million which will expire at various dates beginning in 2025.

The Korean NOLs carryover for 2022 are historical NOLs generated in years prior to the acquisition that stay with the corporate entity. NOLs generated prior to 2020 have a 10 year carryover, and NOLs generated in years 2020 and later have a 15 year carryforward.

Under Sections 382 and 383 of the Internal Revenue Code of 1986, as amended, or the Code, if a corporation undergoes an “ownership change,” the corporation’s ability to use its pre-change net operating loss carryforwards and other pre-change tax attributes to offset its post-change income and taxes may be limited. In general, an “ownership change” generally occurs if there is a cumulative change in the Company’s ownership by “5-percent shareholders” that exceeds 50 percentage points over a rolling three-year period. The Company had an ownership change within the meaning of IRC Sec 382 in May of 2022. The Company has not performed an analysis to determine the annual limitation of the use of the U.S. NOLs going forward.

As of December 31, 2023, we have not provided taxes on undistributed earnings of our foreign subsidiaries, which may be subject to foreign withholding taxes upon repatriation, as we consider these earnings indefinitely reinvested. Our indefinite reinvestment determination is based on the future operational and capital requirements of our domestic and foreign operations. We expect our international cash and cash equivalents and marketable securities will continue to be used for our foreign operations and therefore do not anticipate repatriating these funds. As of December 31, 2023, it is not practical to calculate the unrecognized deferred tax liability on these earnings due to the complexities of the utilization of foreign tax credits and other tax assets.

The Company files income tax returns in the U.S., Korea and various state jurisdictions. The Company is not currently under audit for the open years 2020 through 2023 in the U.S. federal and state tax jurisdictions and 2018 through 2023 in Korea. Carryforward attributes that were generated in earlier periods remain subject to examination to the extent the year in which they were used or will be used remains open for examination.